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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  August 28, 1996


                        Cooper & Chyan Technology, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            0-26750                                  77-049778
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   (Commission File Number)               (IRS Employer Identification No.)


          1601 South De Anza Boulevard, Cupertino, California        95014
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          (Address of Principal Executive Offices)                 (Zip Code)


                                (408) 366-6966
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             (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


This report on Form 8-K consists of 150 sequentially numbered pages.
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The exhibit index is located at sequentially numbered page 6.

                                                             Page 1 of 150 Pages
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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 2:  Acquisition or Disposition of Assets.

          On August 28, 1996, Cooper & Chyan Technology, Inc., a Delaware corporation ("Registrant" or "CCT"), acquired control of UniCAD, Inc., a
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Massachusetts corporation ("UniCAD"), pursuant to the merger ("Merger") of
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Registrant's wholly-owned subsidiary, CCT Acquisition Corp., a Massachusetts corporation ("CCT Sub"), into UniCAD.  The Merger was effected pursuant to an
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Agreement of Merger dated as of August 28, 1996 by and among CCT, CCT Sub and
UniCAD and an Agreement and Plan of Reorganization dated as of July 22, 1996

("Plan of Reorganization") by and between CCT and UniCAD.  The Merger was
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accounted for as a "pooling of interests" transaction for accounting purposes and was structured to be a "tax-free" reorganization for federal income tax purposes. The directors and executive officers of Registrant were not changed as a result of the Merger. Prior to the Merger, UniCAD was in the business of marketing, distributing and supporting design, manufacturing and analysis tools in the electronic design automation market. Now that the Merger has been consummated, UniCAD will continue its historical business.

          Pursuant to the terms of the Plan of Reorganization, each share of UniCAD Common Stock ("UniCAD Common Stock") issued and outstanding immediately
                      -------------------
prior to the effective time of the Merger was exchanged for approximately
0.496208749 shares of Registrant's Common Stock. No fractional shares of CCT Common Stock will be issued in connection with the Merger, but in lieu thereof each holder of UniCAD Common Stock who would otherwise be entitled to receive a fraction of a share of CCT Common Stock, after aggregating all shares of CCT Common Stock to be received by such holder, will receive from CCT, promptly after the Effective Time, an amount of cash equal to the last sales price of the CCT Common Stock on the last trading day immediately preceding the Effective Time multiplied by the fraction of a share of CCT Common Stock to which such holder would otherwise be entitled.

          By virtue of the Merger and without the need for any further action on the part of any holders thereof, each issued and outstanding option immediately outstanding prior to the effective of the Merger to purchase shares of UniCAD Common Stock (a "UniCAD Option") was assumed by CCT and converted into an option
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to purchase that number of shares of Registrant's Common Stock determined by multiplying the number of shares of UniCAD Common Stock subject to such UniCAD Option immediately prior to the effective time of the Merger by 0.496208749, subject to rounding down to eliminate fractional options, at an exercise price per share of Registrant's Common Stock equal to the exercise price per share of UniCAD Common Stock that was in effect for such UniCAD Option immediately prior to the effective time divided by 0.496208749, subject to rounding up to the nearest whole cent. Pursuant to these exchange ratios, in the Merger a total of 389,462 shares of Registrant's Common Stock were issued in exchange for all the issued and outstanding shares of UniCAD's capital stock and options to purchase a total of 71,273 shares of Registrant's Common Stock were assumed by Registrant in exchange for all issued and outstanding UniCAD Options.

          The exchange ratio was determined on the basis of, among other things
(i) a comparison of certain financial and stock market information for Registrant and certain financial

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information for UniCAD with similar types of information for certain other companies in businesses similar to those of Registrant and UniCAD; and (ii) discussions between senior management of Registrant and UniCAD regarding the business and prospects of their respective companies.

          The shares of Registrant's Common Stock received by the former UniCAD stockholders have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration
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provided by Section 3(a)(10) thereof.

          Pursuant to the terms of the Plan of Reorganization, CCT, Richard Goodkin as the representative of the UniCAD stockholders and an independent escrow agent entered into an escrow agreement, pursuant to which ten percent (10%) of the shares of CCT Common Stock that were issued in the Merger to the UniCAD stockholders were placed, and ten percent (10%) of any CCT Common Stock issued upon exercise of any assumed UniCAD Options during the Escrow Period will be placed, in an escrow account to secure and collateralize the indemnification obligations of the UniCAD stockholders to CCT and certain affiliates of CCT.

          Furthermore, the officers, directors, ten percent stockholders and other "affiliates" of UniCAD (within the meaning of Rule 145 or Rule 405 of the Securities Act) were obligated to each enter into an affiliates agreement, primarily to agree to abide by certain restrictions on the transfer of the securities of CCT and UniCAD to help assure (i) compliance with certain securities laws; (ii) the tax-free treatment of the Merger, and (iii) the ability of CCT to treat the Merger as a "pooling of interests" for accounting purposes.

          Contemporaneously with the Merger, Scott McLellan, Steven Lui, and certain other employees of UniCAD, entered into employment and noncompetition agreements with UniCAD, as the surviving corporation in the Merger. Mr. McLellan and Mr. Lui were officers and directors of UniCAD immediately prior to the effective time of the Merger.

Item 7:  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

     The required financial statements are not currently available. Pursuant to paragraph (a) (4) of Item 7, the required financial statements will be filed as soon as practicable, but not later than November 11, 1996.

(b)  Pro Forma Financial Information.
     --------------------------------

     The required pro forma financial information is not currently available. Pursuant to paragraph (b) (2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than November 11, 1996.

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(c)  Exhibits.
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     The following exhibits are filed herewith:

     2.01 Agreement and Plan of Reorganization dated as of July 22, 1996 by and between Registrant and UniCAD. [Confidential treatment has been requested for certain portions of this document. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.]

     2.02 Agreement of Merger dated as of August 28, 1996 by and among CCT, CCT Acquisition Corp. and UniCAD.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COOPER & CHYAN TECHNOLOGY, INC.



Date:  September 12, 1996                        By /s/ Robert D. Selvi
                                                    -------------------
                                                    Robert D. Selvi
                                                    Chief Financial Officer

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                               INDEX TO EXHIBITS




  Exhibit                                                        Sequentially
  Number                 Description of Exhibit                  Numbered Page
  ------                 ----------------------                  -------------

    2.01        Agreement and Plan of Reorganization dated as            7
                of July 22, 1996 by and between Registrant, CCT
                Acquisition Corp. and UniCAD. [Confidential treatment has been requested for certain portions of this document. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.]

    2.02        Agreement of Merger dated as of August 28, 1996        141
                by and among Registrant, CCT Acquisition Corp.
                and UniCAD.

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